

SECURITY DEVICES INTERNATIONAL INC.

December 2018 Investor Presentation

OTCQB: SDEV

www.securitydii.com
www.byrna.com


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Important Notice

The information in this presentation pertaining to Security devices International Inc. ("SDI" or "the Company"), its business, assets, strategy and operations is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities, options, futures, or other derivatives related to securities in any jurisdiction and its content is not prescribed by the security laws.

Forward Looking Statements and Opinions

This presentation and oral statements pertaining to the Company's business, assets, growth strategy, planned initiatives, and opportunity are forward-looking and fall within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Words or phrases such as "anticipate," "expect," "objective," "target," "opportunity," "addressable," "could," "should," "may," and "will," or similar expressions, suggest future outcomes. Forward looking statements include those about our future customer base, anticipated production, delivery, effectiveness, legality, performance, sales, and marketing of the Byrna™ HD, and the anticipated market response. All statements other than those that are purely historical are forward looking statements. Prospective investors should not construe this information as containing any legal advice or guarantees. Laws applicable to the Company's new projects vary greatly among states and localities and are subject to different interpretations and future change. All prospective investors should make their own inquiries and consult their own advisors as to legal, tax, investment and related matters concerning an investment in the securities of the Company. These forward-looking statements are based on information as of November 2018. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results or expectations expressed or implied therein will not be realized.

Risks and Uncertainties

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Information regarding factors that could cause results to differ are discussed below r as they relate to the Company and to the new projects. Additional risks can be found in our latest quarterly financial reports, our annual report on Form 10-K for the fiscal year ended November 30, 2017, and our subsequent filings with the U.S. Securities and Exchange Commission, all of which are available on securitydii.com.

Risks Related to the Company

The Company will need additional financing to continue its operations if it is unable to generate substantial revenue growth. The Company's future success is dependent upon its ability to raise sufficient capital or generate adequate revenue, to cover its ongoing operating expenses, and also to continue to develop and be able to profitably market its products. There can be no assurance that such financing will be available at all or on favorable terms.

Risks Related to the New Products

The new Personal Security Devices (PSDs) are in the final prototyping phase and unforeseen changes to the design and/or manufacturing processes could delay release. The Company is reliant on suppliers and a third-party logistic firm for manufacturing, final assembly, testing, kitting and order fulfillment. Changes in management, finances, implementation of procedures, conformance to local and national regulations, or other interruptions to daily operations, natural or man-made, could delay release. Although designed as non-lethal devices and built on a long history of proven-safe technologies, the use of these devices could conceivably cause unforeseen serious injury or loss of life resulting in legal action. These factors raise doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty; such adjustments could be material.

Corporate Overview

KEY STATISTICS (as of November 27, 2018)	
Common Stock Price (OTCQB: SDEV)	$0.16
Market Capitalization	$16.1M
40MM Revenues (TTM)	$328K
Shares Outstanding	101.9M
Headquarters	Wakefield, MA

Security Devices International Inc. (CSE: SDZ) (OTCQB: SDEV), or ("SDI"), is a defense technology firm specializing in the development, production, procurement and sale of innovative non-lethal technologies and products to the consumer, military, law enforcement and private security end markets.

The Company has two main product lines:

(1) Byrna Personal Security Devices

(2) 40MM non-lethal projectiles

TECHNOLOGY	STRATEGIC PARTNER	MARKET OPPORTUNITY	LEADERSHIP
38 IP Assets		$11.9B addressable Market by 2023[1]	Diverse management team with deep industry knowledge
Recurring revenue through sales of consumables		Initial focus on U.S. & South African markets	Experience in the financial, manufacturing, defense, engineering & non-lethal technology markets

(1) Statistics MRC. Non-Lethal Weapons – Global Market Outlook (2017-2023)

The Non-Lethal Opportunity

"Our products will set a new standard for individual and personal safety. We envision for the Byrna to be a household name globally and be the gold standard for non-lethal options."

- Bryan Ganz
SDI President



Market Opportunity

- Strong tailwinds for **non-lethal** security devices
- Large addressable market:
  - Gun owners unwilling to take a life (97,500,000 U.S. gun owners)[1]
  - Home owners unwilling to own a gun (126,000,000 U.S. households)[2]
  - Public outrage at police shootings of unarmed civilians
  - Global market for non-lethal weapons expected to reach $11.9 billion by 2023[1]
  - Untapped market internationally where gun policy is restrictive

(1) Stratistics MRC. Non-Lethal Weapons – Global Market Outlook (2017-2023)
(2) 2017 US Census. Pew Research Center Survey. Figure computed using 30% of US population owning guns multiplied by US Census 2017 population of 325,000,000.

Large Domestic and International Opportunity



SCHOOLS AND CAMPUSES
OTHER COUNTRIES WHERE GUN POLICY IS RESTRICTIVE
CASH IN TRANSIT COMPANY EMPLOYEES
SOUTH AFRICAN MARKET:
14,500,000 Households(2)
MEXICAN MARKET:
22,000,000 Households(4)
PRIVATE SECURITY OUTSIDE US
OUTDOORS / CAMPERS PROTECTION
DOMESTIC CONSUMER MARKET (HOMEOWNERS)
126,224,000 Households(1)
BOATERS (US)
17,000,000 Recreational Boats(9)
GUN OWNERS (US)
97,500,000 Gun Owners(10)
ISRAELI MARKET:
2,258,000 Households(12) and Israeli Defense Forces (IDF)
BRAZILIAN MARKET:
67,600,000 Households(3)
PRIVATE SECURITY (US)
1,105,440 Security Guards(6)
TRUCKERS (US)
3,500,000 Truckers(11)
US LAW ENF. MARKET(5)
1,130,039 Officers(5)
INTERNATIONAL LAW ENF. MARKET (TOP 10)
7,400,000 Officers(8)
US MILITARY MARKET
1,348,400 Military Personnel(7)
40MM BIP Addressable Market
Domestic (US) byrna HD / PE Addressable Market
Markets that have expressed interest in the byrna and finned projectile technology

Note: Shapes are an illustration and not intended to show exact scale or magnitude.

(1) 2017 US Census.
(2) 2011 South African Census.
(3) 2010 Brazil IBGE Census.
(4) 2016 Mexico ENIGH National Survey of Household Income.
(5) US Law Enforcement Market is full-time sworn officers in law enforcement agencies as defined in BJS/DOJ report plus total employment of correctional officers and jailers according to May 2017 BLS report. US DOJ August 2018 Statistical Brief and BLS May 2017 Statistics on Correctional Officers and Jailers.
(6) BLS May 2017.
(7) World Bank Data for US armed personnel.
(8) Estimation based on the total of top 10 largest police forces on Wikipedia list of countries by number of police officers.
(9) National Marine Manufacturers Association Policy Brief. Basic Facts of Recreational Vessel Population and Recreational Boating Demographics
(10) Pew Research Center Survey. Figure computed using 30% of US population owning guns multiplied by US Census 2017 population of 325,000,000.
(11) American Trucking Association 2016.
(12) Israel Central Bureau of Statistics 2013.

Our Products
























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40MM Munitions

SDI Family of 40MM Impact Munitions


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SDI's flagship non-lethal product for law enforcement

BIP uses SDI's patented collapsible gel head technology

Shoots out of 40MM Launcher

Fired using .38 blank propulsion charge

Restricted to Law Enforcement / Corrections Market


+1.5 ms
d2-18-3

40MM CHIP Slow Motion Impact



40MM BIP Slow Motion Impact

Established Customer Base

DAVE SHEER GUNS

PRECISE INNOVATION

NATIONAL TACTICAL OFFICERS ASSOCIATION

FACTA GLOBAL

CITY OF VANCOUVER

SAFARILAND

DEPARTMENT OF JUSTICE FEDERAL BUREAU OF PRISONS

Advanced Material Engineering
A company of ST Kinetics

CITY OF INGLEWOOD INC. CALIFORNIA 1908

POLICE CITY OF FIFE

MILKOR
ESTABLISHED 1980
WORLDWIDE MARKET LEADER

OTTAWA COUNTY SHERIFF'S OFFICE

U.S. TACTICAL SUPPLY

ALS
AMTEC LESS-LETHAL SYSTEMS

Discovery – The Transition to Byrna



(Left) Working Prototype of Compressed Air Fired Launcher Code Name: “Tornado”



M212 Casing for Pyrotechnic Fired 40MM Round



Finned Projectile Air Driven 40MM Round

Byrna HD – Personal Security Device



- Gas fired .68 caliber chemical irritant round
- Causes eyes to involuntarily shut and respiratory distress
- Compact, lightweight and easy to use
- Accurate up to 60 feet
- NOT a firearm
- NO federal license required
- Expected Gross Margin: > 60%



Recurring Revenue Streams - Consumables

Opportunity for revenue generation of multiples upon original purchase of Byrna HD

Small recurring revenue volumes – lower margins



Laser Sight Add-on(s)
~25% Gross Margin



Holsters
~60% Gross Margin



Spare Magazines
~50% Gross Margin

Large recurring revenue volumes – higher margins



CO2 Cartridges (Propellant)
~50% Gross Margin



Chemical Irritant Rounds
~85% Gross Margin



Training Rounds
~60% Gross margin

Byrna HD Demonstration Video


0:29 / 0:53

2019 New Product Development Pipeline



Byrna PE (Professional Edition)

Some Development Work Completed



Byrna PA (Pump Action)

Some Development Work Completed



PATENTED STABILIZED FINNED TECHNOLOGY INCREDIBLE ACCURACY



Finned Projectile for 12 Gauge

Substantial Development Work Completed



Byrna for Animal Husbandry

Early Stage Development Work

Growth Strategy


WWW.THEGIFTEDLIFE.ORG
byrna
GOODYEAR
EAGLE
51
JACOB COMPANIES

Sales & Marketing Growth Initiatives

1. Social Media + Consistent Content Creation
2. Public Relations + Media Efforts
3. Establish New Distributor Relationships
4. Leverage LE and Military Relationships from 40mm BIP Sales

Intellectual Property Portfolio

SDI maintains a robust intellectual property portfolio covering a wide array of designs for non-lethal technologies:

U.S. Patents............................7

International Patents..............4

Patents Pending......................13

Provisionals............................4

Registered Designs.................9

U.S. Trademarks......................1

Key Takeaways

1. Cool and "Must Have" Product With a Practical Application
2. Large Void In Market for Effective, Long Range Non-Lethal Option
3. Strong Tailwinds – Public and Investor Sentiment
4. Development Pipeline Leveraging Patented Finned Technology
5. Diverse Management Team with Deep Industry Know-How

Online Store To Go Live December 17th, 2018


byrna
STORE
FAQ
INVESTORS
ABOUT
Byrna HD Ready Kit
Byrna 8.1 Gram CO2 Cartridges (Pack of 10)
Byrna HD .68 Caliber Training Rounds (Box of 100)
Crimson Trace Rail Master Laser Sight | Byrna
Byrna HD Spare Magazine Clips - Black (Set of 2)
Byrna HD PAVA / OC Pepper Rounds (Pack of 5)
Byrna HD Waistband Holster
Byrna HD Inside the Waistband Holster (IWB)



Investor Relations Contact:

Chris Tyson
MZ North America
Managing Director
Main: 949-491-8235
chris.tyson@mzgroup.us

Capital Markets

Nov 26, 2018
Security Devices International to Present at the 11th Annual LD Micro Main Event on December 5, 2018

Nov 14, 2018
Security Devices International Receives 3,000 Unit Purchase Order for its 'Byrna™ HD' Non-Lethal Personal Security Device from Leading Firearms Distributor in Africa

Nov 1, 2018
Security Devices International Partners With Rick Ware Racing in the NASCAR Monster Energy Cup Series to Launch its 'Byrna™ HD' Non-Lethal Personal Security Device

Apr 16, 2018
SDI Signs Definitive Agreement for Acquisition of New Technology

Mar 7, 2018
SDI Launches New Innovative 40MM Munition For Law Enforcement

Nov 28, 2017
SDI Announces Closing of Private Placement

The Timing is Right for Byrna


Community Support For Self Protection and Gun Rights
Heavy Tension Between Divided Camps
Community Resistance Towards the Use of Lethal Force

- Agreement of need for a safe, effective means for protection without lethal force.
- Current non-lethal alternatives – Pepper Spray, Tasers, Stun Guns – are short range devices used in "up close" encounters – most have operational ranges of less than 21 feet and lack "point and shoot" capabilities
- Officer use of force protocols(1): once an assailant is within **21 feet** of an officer, he doesn't have sufficient time to defend himself – the "**21 feet** rule" allows use of deadly force once an attacker is within that distance.
- Byrna HD allows individuals to stop an attacker at distances up to 60 feet; effective range is 100 feet+.
- Byrna HD will effectively subdue an assailant. The pepper rounds cause temporary blindness and restricted breathing, but no permanent injury or death.

Non-Lethal Weaponry Landscape

	Range	Use and Disadvantages
Byrna HD	Mid – Long Range	Semi-automatic. 5 round magazine capacity. Shoots .68 caliber pepper filled round balls at assailant causing temporary blindness and breathing difficulty.
Byrna PE	Mid – Long Range	Semi-automatic. 12 round magazine capacity. Shoots .49 caliber pepper filled FINNED ballistic round. Incorporates all of Byrna HD technology.
BolaWrap	Short Range	Shoots a tether at legs to restrain targets but is single use. Risk of retaliation.
Reflex Protect	Short Range	Disperses OC/CS further than standard pepper spray. Short range and single use.
Batons	Short Range	Used to induce pain for compliance. No distance, extremely short range.
Pepper Spray	Short Range	Shoots pepper irritant at eye but extremely short range and single use.
Taser / Stun Guns	Short Range	Electrical shock delivery. Chance of tangling. Potentially lethal. Limited range.
Pistol (Glock 19)	Short – Long Range	Lethal force. Either excessive force or too little force resulting in death on either side.

Established Market | Competing Alternatives | SDI Byrna

(1) PoliceMag.com, LawOfficer.com, Officer.com, Tueller drill.

Comparable Company Model

Security & Defense Comparables

(In $M)	ENTERPRISE:	MARKET CAP:	EV:	EV/EBITDA:	EV/SALES:	REVENUE:	ADJUSTED EBITDA:
RGR	STURM RUGER & CO	$ 1,069.83	$ 938.12	8.24x	1.78x	$ 526.40	$ 113.90
VTSI	VIRTRA	$ 36.00	$ 31.12	8.05x	1.43x	$ 21.77	$ 3.87
POWW	AMMO INC	$ 107.87	$ 100.80	-	25.20	$ 4.00	-
LPTH	LIGHTPATH TECHNOLOGIES	$ 46.91	$ 48.84	7.86x	1.31x	$ 37.38	$ 6.21
PTOTF	PATRIOT ONE TECHNOLOGIES	$ 41.50	$ 41.50	-	-	-	-
WSCI	WSI INDUSTRIES	$ 20.71	$ 26.56	-	0.78x	$ 34.00	-
OPXS	OPTEX SYSTEMS HOLDINGS	$ 11.96	$ 10.78	-	0.49x	$ 22.00	-
	AVERAGE:	$ 190.68	$ 171.10	8.05x	8.82x	107.59x	$ 41.33

Non-Lethal Comparables

(In $M)	ENTERPRISE:	MARKET CAP:	EV:	EV/EBITDA:	EV/SALES:	REVENUE:	ADJUSTED EBITDA:
AAXN	AXON ENTERPRISE	$ 3,396.54	$ 3,084.91	49.32x	7.49x	$ 411.82	$ 62.56
SSTI	SHOTSPOTTER	$ 419.80	$ 447.06	108.96x	13.18x	$ 33.93	$ 4.10
WRTC	WRAP TECHNOLOGIES	$ 91.00	$ 78.00	-	-	-	-
	AVERAGE:	$ 1,302.45	$ 1,203.32	79.14x	10.34x	$ 222.88	$ 33.33

Management Team

Dean Thrasher
Executive Chairman

Mr. Thrasher has more than two decades of start-up business management skills, mergers & acquisitions, product launches, product development, and funding experience in the technology, wholesale, manufacturing, distribution, retail and franchise sectors, as well as extensive international business and public market experience. Dean has run and managed several private companies as well as a TSX-Venture listed public company. His previously tenures include being Chair of both private and public companies, as well as holding a seat on the Board of Directors of these entities.

Paul Jensen
Chief Executive Officer

Mr. Jensen is a seasoned, global executive with direct experience in developing high performance teams, managing complex projects, and building a global network of trusted advisers and business partners. His experiences have been focused on plastics contract manufacturing, the defense sector, technology licensing and managing intricate, multinational programs. Mr. Jensen has extensive experience in the Middle East in both the public and private sectors of defense. A graduate of West Point (1977), Mr. Jensen received his MS in chemistry from MIT (1979) and holds an MBA with honors from Golden Gate University (1982).

Bryan Ganz
President

Mr. Ganz brings more than 30 years of global business experience in sales management, manufacturing, new product design and development as well as mergers & acquisitions.. During his career Mr. Ganz has bought, built and sold more than half a dozen global businesses with combined sales in excess of $1.0 billion. Most recently, Mr. Ganz sold Maine Industrial Tire to Trelleborg (based out of Sweden) for $67 million, generating a 7.0x return to investors over a three-year period. Mr. Ganz is a graduate of Columbia Law School in New York City and completed his BSBA in accounting at Georgetown University in Washington DC.

Rakesh Malhotra
CFO

Mr. Malhotra has been SDI's Chief Financial Officer since January 7, 2007. A United States Certified Public Accountant (CPA) and a Canadian Chartered Accountant, Mr. Malhotra graduated with Bachelor of Commerce (Honors) from the University of Delhi, and worked for A.F. Ferguson & Co., the Indian correspondent of KPMG. Having practiced as a Chartered Accountant for over ten years in New Delhi, he worked for five years with the International Bahwan Group in a senior finance position. After moving to Toronto, Canada, Mr. Malhotra served as Vice President of Finance for a private group of companies, CFO of various public corporations and continues to consult for public companies.

André J. Buys
CTO

Mr. Buys designed mine-resistant ambush protected (MRAP) military vehicles used by the US Army in both Iraq and Afghanistan at BAE Systems and was the mechanical design authority on a new submarine periscope system developed at Carl Zeiss Optronics, still in production today. Most recently, André has focused his activities on developing less lethal munitions, launchers and security related products, registering an impressive collection of patents and design registrations. He received his Bachelors and Honors degree in engineering from the University of Pretoria in 2006 and is currently completing his Masters degree in Engineering.

Partner Feedback

"I personally have many friends who would prefer to have a simple, non-lethal option for self-defense, but find the current market offerings lacking in range or effectiveness. I believe that the Byrna HD fills this gap with a product that is highly effective, completely concealable, yet still affordable to almost everyone. This is a product I can stand behind."

Rick Ware
NASCAR Driver
Founder of Rick Ware Racing & Byrna Strategic Partner




byrna

"I have the Byrna HD Personal Security Device in my home to protect my family without the risk of serious bodily injury to anyone that might come in."

BJ McLeod
NASCAR Driver
Founder of BJ McLeod Motorsports